Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
Income Taxes

7. Income Taxes

The Company accounts for income taxes under FASB Accounting Standards Codification 740 (“ASC 740”). Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

For the period from March 26, 2010 (inception) to December 31, 2010, and the years ended December 31, 2011 and 2012, the Company did not have a current or deferred income tax expense or benefit.

As of December 31, 2012 the Company had federal net operating loss carryforwards of approximately $69.5 million and state net operating loss carryforwards of $69.0 million, which are available to reduce future taxable income. The Company also had federal tax credits of $0.3 million, which may be used to offset future tax liabilities. The net operating loss (“NOL”) and tax credit carryforwards will expire at various dates through 2032. The NOL and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years.

The Company’s reserves related to taxes are based on a determination of whether and how much of a tax benefit taken by the Company in its tax filings or positions is more likely than not to be realized following resolution of any potential contingencies present related to the tax benefit. As of December 31, 2012, the Company has recorded $0.1 million of gross unrecognized tax benefits related to research and development credits which if recognized, would be offset by an adjustment to the valuation allowance. Thus, there would be no impact to the consolidated balance sheet or statement of operations if the benefit was recognized.

The Company’s policy is to recognize both interest and penalties related to unrecognized tax benefits in income tax expense. Due to the historical net loss position, the Company has not recognized any interest or penalties related to unrecognized tax benefits.

The statute of limitations for assessment by the Internal Revenue Service, or the IRS, and state tax authorities remains open for all tax years.  The Company files income tax returns in the U.S. federal and Massachusetts jurisdictions.  There are currently no federal or state audits in process.

On January 2, 2013, the President signed into law The American Taxpayer Relief Act of 2012.  Under prior law, a taxpayer was entitled to a research tax credit for qualifying amounts paid or incurred on or before December 31, 2011. The 2012 Taxpayer Relief Act extends the research credit for two years to December 31, 2013.  The extension of the research credit is retroactive and includes amounts paid or incurred after December 31, 2011.  As a result of the retroactive extension, the Company expects to record a deferred tax asset before valuation allowance of approximately $0.8 million for those qualifying amounts which were incurred in 2012.  The deferred tax asset and corresponding valuation allowance will be recorded in the period of enactment, which is the first quarter of 2013.

The principal components of the Company’s deferred tax assets are as follows (in thousands):

	As of December 31,
	2011	2012

Deferred tax assets:
Federal net operating loss carryforwards	$5,622	$23,634
Depreciation and amortization	2,599	5,428
State net operating loss carryforwards	864	3,644
Tax credit carryforwards	295	443
Stock-based compensation	29	357
Other	101	99
Total deferred tax assets	9,510	33,605
Less valuation allowance	(9,510)	(33,605)
Net deferred tax assets	$—	$—

ASC 740 requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all the evidence, both positive and negative, the Company has recorded a valuation allowance against its deferred tax assets at December 31, 2011 and 2012, respectively because the Company’s management has determined that is it more likely than not that these assets will not be fully realized. The increase in the valuation allowance in 2012 primarily relates to the net loss incurred by the Company.

As of December 31, 2012, the Company had federal and state net operating losses of approximately $0.1 million related to excess tax deductions that have been excluded from the above table. The benefit of these net operating losses will be recognized as an increase in additional paid in capital when it results in a reduction in taxable income

A reconciliation of income tax expense (benefit) at the statutory federal income tax rate and income taxes as reflected in the financial statements is as follows:

	March 26, 2010
	(Inception) to December 31,	Year Ended December 31,
	2010	2011	2012

Federal income tax (benefit)/expense at statutory rate	(34.0)%	(34.0)%	(34.0)%
State income tax benefit	(5.3)%	(4.8)%	(5.4)%
Permanent items	2.9%	2.6%	0.4%
Federal research and development credit	0.0%	(1.8)%	0.0%
Change in valuation allowance	36.4%	38.0%	39.0%
Effective income tax rate	0.0%	0.0%	0.0%